UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2005

SWEET SUCCESS ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-51542	54-2088620
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

1250 NE Loop 410, Suite 630

San Antonio, Texas 78209

(Address of principal executive offices, including zip code)

210.824.2496
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On December 1, 2005, the Registrant added as a director Jim Haworth and on December 6, 2005 issued a press release in connection therewith, a copy of which has been filed herewith.

Item 9.01       Financial Statements and Exhibits

(c)          Exhibits

10.1         Consulting Agreement

99.1         Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: December 06 , 2005	SWEET SUCCESS ENTERPRISES, INC.

	By:	/s/ William J. Gallagher
William J. Gallagher, Chief Executive Officer